UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Sec. 240.14a-12

Ares Dynamic Credit Allocation Fund, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

ARES DYNAMIC CREDIT ALLOCATION FUND, INC.

c/o Ares Capital Management II LLC
1800 Avenue of the Stars, Suite 1400
Los Angeles, California 90067
For questions about the Proxy Statement, please call (800) 431-9633

April 6, 2026

Dear Stockholder:

Enclosed you will find a Notice and Proxy Statement for the Annual Meeting of Stockholders of Ares Dynamic Credit Allocation Fund, Inc., a Maryland corporation (the "Fund"), to be held in virtual format via live webcast on June 4, 2026.

The matter on which you, as a stockholder of the Fund, are being asked to vote is the election of two of the Fund's directors.

After reviewing the matter carefully, the Board of Directors recommends that you vote FOR the election of each of the nominees.

YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE TAKE A FEW MINUTES TO REVIEW THIS MATERIAL AND AUTHORIZE A PROXY TO VOTE YOUR SHARES BY TELEPHONE, BY INTERNET OR BY USING THE ENCLOSED PROXY CARD. IT IS IMPORTANT THAT YOUR PROXY BE AUTHORIZED BY THE CLOSE OF BUSINESS EASTERN TIME ON JUNE 3, 2026 IF YOU AUTHORIZE A PROXY BY MAIL, OR BY 11:59 P.M. EASTERN TIME ON JUNE 3, 2026 IF YOU AUTHORIZE A PROXY BY TELEPHONE OR INTERNET. YOUR PROMPT RESPONSE IS NEEDED TO AVOID FOLLOW-UP MAILINGS, WHICH WOULD INCREASE THE COSTS PAID BY ALL STOCKHOLDERS.

Thank you very much for your assistance.

Respectfully,

Ian Fitzgerald
Corporate Secretary

ARES DYNAMIC CREDIT ALLOCATION FUND, INC.

Notice of the Annual Meeting of Stockholders
June 4, 2026

To the Stockholders of Ares Dynamic Credit Allocation Fund, Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of Ares Dynamic Credit Allocation Fund, Inc., a Maryland corporation (the "Fund"), will be conducted in virtual format via live webcast on June 4, 2026 at 10:00 a.m. Pacific Time, for the following purposes:

(1)  To consider and vote upon the election of two Class I directors, to serve for a term expiring on the date on which the Annual Meeting of Stockholders is held in 2029 and until their successors are duly elected and qualify ("Proposal 1").

(2)  To transact such other business as may properly come before the Meeting or any postponements or adjournments thereof.

The Board of Directors of the Fund (the "Board") has fixed the close of business on April 1, 2026 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting or any postponements or adjournments thereof.

The Board unanimously recommends that the stockholders vote FOR the election of the nominee as a Director with respect to the Fund.

You are cordially invited to attend the Meeting virtually via live webcast. Instructions on how to register to attend, vote and ask questions at the Meeting can be found at www.virtualshareholdermeeting.com/ARDC2026. Stockholders of record as of the close of business on April 1, 2026, the record date for the Meeting, will be afforded the same rights and opportunities to vote, ask questions and participate as they would at an in-person annual meeting. In particular, stockholders may submit questions in advance of, or live during, the Meeting by following the instructions and rules of conduct on the Meeting website. During the Meeting, the Fund intends to answer questions that are pertinent to the Fund and the official business of the Meeting, subject to time constraints. Stockholders who do not expect to attend the Meeting are requested to authorize a proxy by telephone, by Internet or by completing, dating and signing the enclosed proxy card and returning it promptly in the postage-paid reply envelope provided for that purpose. The enclosed proxy is being solicited by the Board.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON JUNE 4, 2026: This Notice, the Proxy Statement, a proxy card for the Fund and the annual report for the Fund are available on the Internet at www.arespublicfunds.com. Requests for an annual report should be made in writing to D.F. King & Co., Inc., 28 Liberty Street, 53rd Floor, New York, New York 10005, or by accessing the Fund's website at www.arespublicfunds.com, or by calling (800) 431-9633 or by sending an e-mail to ares@dfking.com. You are encouraged to review all of the information contained in the proxy materials before voting. It is important that your proxy be authorized by the close of business Eastern Time on June 3, 2026 if you authorize a proxy by mail, or by 11:59 p.m. Eastern Time on June 3, 2026 if you authorize a proxy by telephone or Internet. The Fund has two classes of capital stock outstanding, common stock and preferred stock. The holders of the preferred stock, voting as a class, have the sole right to elect the two directors designated as the preferred stock directors: Elaine Orr and David Sachs. Because Elaine Orr is the sole preferred stock director whose term is expiring at this year's Meeting, Elaine Orr will be voted on solely by the holders of the Fund's preferred stock. The holders of the Fund's common stock and preferred stock, voting together as a single class, are entitled to elect the remaining Directors. Among the remaining Directors, only Jeffrey Perlowitz's term is expiring at this year's Meeting.

By order of the Board

Ian Fitzgerald
Corporate Secretary

April 6, 2026

PROXY STATEMENT

ARES DYNAMIC CREDIT ALLOCATION FUND, INC.

ANNUAL MEETING OF STOCKHOLDERS
JUNE 4, 2026

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board", the members of which are referred to as "Directors") of Ares Dynamic Credit Allocation Fund, Inc. ("ARDC" or the "Fund"), a Maryland corporation, for use at the 2026 Annual Meeting of Stockholders (the "Meeting"), to be held in virtual format via live webcast on June 4, 2026 at 10:00 a.m. Pacific Time, and at any postponements or adjournments thereof.

Proxy solicitations will be made, beginning on or about April 7, 2026, by mail, in person, by electronic mail, by telephone or by other electronic means, by officers of the Fund or personnel of Ares Capital Management II LLC (the "Investment Manager"). Any stockholder authorizing a proxy has the power to revoke it by executing a superseding proxy by telephone, Internet or mail following the process described on the proxy card or by submitting a notice of revocation to the Fund prior to the date of the Meeting, or at the Meeting. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, "FOR" the election of the nominees as Directors, as described in this Proxy Statement, and at the discretion of the proxy holders as to the transaction of any other business that may properly come before the Meeting.

The Fund has two classes of capital stock outstanding consisting of common stock (the "Common Stock") and preferred stock (the "Preferred Stock" and, together with the Common Stock, the "Shares"). The Fund has three series of Preferred Stock outstanding which are classified as Series A Mandatory Redeemable Preferred Stock, Series B Mandatory Redeemable Preferred Stock and Series C Mandatory Redeemable Preferred Stock. Each Share is entitled to one vote at the Meeting with respect to matters to be voted on by the class to which such Share belongs, with pro rata voting rights for any fractional Shares. No Shares have cumulative voting rights. The holders of the Preferred Stock, voting as a class, however, have the sole right to elect the two directors designated as the Preferred Stock directors: Elaine Orr and David A. Sachs. Because Elaine Orr is the sole Preferred Stock director whose term is expiring at this year's Meeting, Elaine Orr will be voted on solely by the holders of the Fund's Preferred Stock (the "Preferred Stockholders"), with each series voting together as a single class. The holders of the Fund's Common Stock (the "Common Stockholders") and the Preferred Stockholders, voting together as a single class, are entitled to elect the remaining Directors. Among the remaining Directors, only Jeffrey Perlowitz's term is expiring at this year's Meeting. For voting by the Preferred Stockholders on a matter requiring a separate vote of the Preferred Stock, which is the case at this year's Meeting regarding the nomination of Elaine Orr, the presence at the virtual Meeting or by proxy of the holders of Preferred Stock entitled to cast a majority of the votes entitled to be cast by the Preferred Stock on the matter shall constitute a quorum. For voting by the Common Stockholders and the Preferred Stockholders on a matter requiring the total vote of the Common Stockholders and the Preferred Stockholders, which is the case at this year's Meeting regarding the nomination of Jeffrey Perlowitz, the presence at the virtual Meeting or by proxy of the Common Stockholders and the Preferred Stockholders entitle to cast a majority of the votes entitled to be cast by the Common Stockholders and the Preferred Stockholders on the matter shall constitute a quorum.

For purposes of determining the presence of a quorum for transacting business at the Meeting, executed proxies returned without marking a vote on Proposal 1 will be treated as Shares that are present for quorum purposes and will be voted "FOR" the election of the nominees as Directors. Abstentions are included in the determination of the number of Shares present at the Meeting for purposes of determining the presence of a quorum. If a stockholder of the Fund is present at the Meeting or by proxy at the Meeting but does not cast a vote, the stockholder's Shares will count towards a quorum. In the event a quorum is not present at the Meeting, or in the event that a quorum is present at the Meeting but sufficient votes to approve any of the proposed items are not received, the Meeting may be adjourned by the chair of the Meeting (as determined pursuant to the Fund's Bylaws). If a quorum is present, a stockholder vote may be taken on one or more of the proposals in this Proxy Statement prior to such adjournment if sufficient votes have been received for approval and it is otherwise appropriate. The chair of the Meeting may adjourn any meeting of stockholders from time to time to a date not more than 120 days after the original record date without notice other than announcement at the Meeting. At such adjourned meeting at which a quorum shall be present, any business may be transacted which might have been transacted at the Meeting as originally notified. The Fund may postpone or cancel a meeting of stockholders by making a public announcement (as defined in the Fund's Bylaws) of such postponement or cancellation prior to the meeting. Notice of the date, time, and place to which the meeting is postponed shall be given not less than ten days prior to such date and otherwise in the manner set forth in the Fund's Bylaws.

The Board has fixed the close of business on April 1, 2026 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting and at any postponement or adjournment thereof. As of the record date, the Fund had outstanding 23,965,972 shares of Common Stock, 800,000 shares of Series A Mandatory Redeemable Preferred Stock, 1,200,000 shares of Series B Mandatory Redeemable Preferred Stock and 2,000,000 shares of Series C Mandatory Redeemable Preferred Stock.

Management of the Fund knows of no business, other than that mentioned in Proposal 1 of the Notice of Meeting, which will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy card to vote in accordance with their discretion.

The Fund will furnish, without charge, a copy of its annual report for the fiscal year ended December 31, 2025. Requests for a report should be made in writing to D.F. King & Co., Inc., 28 Liberty Street, 53rd Floor, New York, New York 10005, or by accessing the Fund's website at www.arespublicfunds.com, or by calling (800) 431-9633 or by sending an e-mail to ares@dfking.com.

IMPORTANT INFORMATION

This Proxy Statement discusses important matters affecting the Fund. Please take the time to read the Proxy Statement, and then authorize a proxy to vote your Shares. You may obtain additional copies of the Notice of Meeting, Proxy Statement and proxy card by calling (800) 431-9633 or by accessing www.arespublicfunds.com. There are multiple ways to authorize a proxy to vote your Shares. Choose the method that is most convenient for you. To authorize a proxy by telephone or Internet, follow the instructions provided on the proxy card. To authorize a proxy by mail simply fill out the proxy card and return it in the enclosed postage-paid reply envelope. Please do not return your proxy card if you authorize a proxy by telephone or Internet. To vote at the Meeting, follow the instructions on how to register to attend and vote at the Meeting, which can be found at www.virtualshareholdermeeting.com/ARDC2026. Stockholders of record as of the close of business on April 1, 2026, the record date for the Meeting, will be afforded the same rights and opportunities to vote, ask questions and participate as they would at an in-person annual meeting. In particular, stockholders may submit questions in advance of, or live during, the Meeting by following the instructions and rules of conduct on the Meeting website. During the Meeting, the Fund intends to answer questions that are pertinent to the Fund and the official business of the Meeting, subject to time constraints.

PROPOSAL 1
ELECTION OF DIRECTORS

The Fund's Articles of Amendment and Restatement (the "Charter") provide that the Board shall be divided into three classes: Class I, Class II and Class III. The terms of office of the current Directors of the Fund in each class continue until the Annual Meeting of Stockholders in the year indicated and until their respective successors are duly elected and qualify: Class I, 2026; Class II, 2027; and Class III, 2028. At each subsequent annual election, Directors chosen to succeed those whose terms are expiring will be identified as being in the same class and will be elected for a three-year term. The effect of these staggered terms is to limit the ability of other entities or persons to acquire control of the Fund by delaying the replacement of a majority of the Board members.

The terms of Elaine Orr and Jeffrey Perlowitz will expire at the 2026 Annual Meeting of Stockholders of the Fund. At a meeting held on February 10, 2026, the Board nominated Elaine Orr and Jeffrey Perlowitz for election to serve as Class I Directors of the Fund until the Fund's 2029 Annual Meeting of Stockholders and until their respective successor is duly elected and qualifies.

The persons named in the accompanying proxy card intend, in the absence of contrary instructions, to vote all proxies "FOR" the election of Elaine Orr and Jeffrey Perlowitz, each to serve for a term for the Fund expiring on the date on which the Annual Meeting of Stockholders of the Fund is held in 2029, and until their respective successor is duly elected and qualifies. Each nominee has indicated that they will serve if elected. If a nominee should be unable to serve, an event not currently anticipated, the proxies will be voted for such person, if any, as is designated by the Board to replace the nominee. Under the Charter and the Investment Company Act of 1940, as amended (the "1940 Act"), the Preferred Stockholders, voting as a separate class, are entitled, to the exclusion of the Common Stockholders, to elect two Directors, and the Common Stockholders and Preferred Stockholders, voting together as a single class, are entitled to elect the remaining Directors. The Preferred Stockholders would be entitled to elect the minimum number of additional Directors that would represent a majority of the Directors in the event that dividends on the Fund's Preferred Stock are in arrears for two full years. No dividend arrearages exist as of the date of this Proxy Statement. Elaine Orr and David A. Sachs are currently the Directors elected solely by the holders of the Fund's Preferred Stock. Because Elaine Orr's term is expiring at this year's meeting, Elaine Orr will be voted on solely by the holders of the Fund's Preferred Stock, with each series voting together as a single class. A quorum of the Preferred Stockholders must be present in person or by proxy at the Meeting in order for the proposal to elect Elaine Orr to be considered. If you submit a proxy and do not indicate whether your vote should be cast for or against the proposal, your Shares will be voted "FOR" the election of the nominee as a Director. The Fund's Directors are not required to attend the Meeting. Two of the Directors of the Fund then in office attended the Fund's Annual Meeting of Stockholders held on June 17, 2025.

Information Concerning the Nominee and Members of the Board of Directors

The following table provides information concerning the nominees and other members of the Board. The Board consists of five Directors, three of whom are not "interested persons" of the Fund, as that term is defined in Section 2(a)(19) of the 1940 Act (each, an "Independent Director"). The terms of the Class II and Class III Directors do not expire this year.

Name, Address(1) and Year of Birth	Position(s) Held with Fund	Length of Time Served and Term of Office	Principal Occupation(s) or Employment During Past Five Years	Number of Funds in the Fund Complex(3) Overseen by the Director/ Nominee	Other Public Company Board Memberships During Past Five Years
Interested Directors(2)
David A. Sachs† 1956	Director and Chairperson of the Board	Since 2011**	Partner and Vice Chair, Ares Management Corporation ("Ares")	3	Terex Corporation; CION Ares Diversified Credit Fund; Ares Private Markets Fund
Seth J. Brufsky 1966	Director, President, Chief Executive Officer and Portfolio Manager	Since 2012*	Partner and Vice Chair, Ares; Portfolio Manager in the Ares Credit Group; Member of the Ares Credit Group's Global Asset Allocation and Liquid Credit Investment Committees; Previously Chairman of and Co-Head of the Ares Global Liquid Credit Group	1	None
Independent Directors/Nominees
Elaine Orr† 1966	Director	Since 2022***	Independent Consultant; Served on various fund and pension boards	2	TCW Transform 500 ETF; TCW Transform Climate ETF; TCW Transform Supply Chain ETF; CION Ares Diversified Credit Fund

Name, Address(1) and Year of Birth	Position(s) Held with Fund	Length of Time Served and Term of Office	Principal Occupation(s) or Employment During Past Five Years	Number of Funds in the Fund Complex(3) Overseen by the Director/ Nominee	Other Public Company Board Memberships During Past Five Years
Jeffrey Perlowitz 1956	Director	Since 2025***	Independent Consultant	2	PennyMac Financial Services, Inc.; CION Ares Diversified Credit Fund
John J. Shaw 1951	Director	Since 2012*	Independent Consultant	2	CION Ares Diversified Credit Fund

(1)  The address of each Director is care of the Corporate Secretary of the Fund at 1800 Avenue of the Stars, Suite 1400, Los Angeles, California 90067.

(2)  "Interested person," as defined in Section 2(a)(19) of the 1940 Act, of the Fund. David A. Sachs and Seth J. Brufsky are interested persons of the Fund due to their affiliation with the Investment Manager.

(3)  The term "Fund Complex" means two or more registered investment companies that share the same investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies or hold themselves out to investors as related companies for the purpose of investment and investor services. In each case here, the Fund Complex consists of the Fund, Ares Capital Corporation, Ares Strategic Income Fund, Ares Core Infrastructure Fund, Ares Private Markets Fund and CION Ares Diversified Credit Fund.

  *  Term continues until the Fund's 2027 Annual Meeting of Stockholders and until their successor is duly elected and qualifies.

  **  Term continues until the Fund's 2028 Annual Meeting of Stockholders and until their successor is duly elected and qualifies.

  ***  Nominees to serve, if elected, until the Fund's 2029 Annual Meeting of Stockholders and until their successor is duly elected and qualifies.

  †  Preferred Stock elected Director.

During the fiscal year ended December 31, 2025, the Board met six times. Each Director then serving in such capacity attended at least 75% of the aggregate number of meetings of the Board and of any committee of the Board of which they are a member.

Leadership Structure, Composition and Role of Board of Directors of the Fund in Risk Oversight

The 1940 Act requires that at least 40% of the Directors be Independent Directors. Certain exemptive rules promulgated under the 1940 Act require that a majority of the Directors be Independent Directors. Currently, three of the five Directors (60%) of the Fund are Independent Directors. The Independent Directors exercise their informed business judgment to appoint an individual of their choosing to serve as Chairperson of the Board (the "Chair"), regardless of whether the Director happens to be independent or a member of management.

The Board has determined that their leadership structure, in which the Chair is an interested person of the Fund, is appropriate because the Independent Directors believe that an interested Chair has a personal and professional stake in the quality and continuity of services provided by management to the Fund. The Independent Directors have determined that they can act independently and effectively without having an Independent Director serve as Chair and that a key factor for assuring that they are in a position to do so is for the Independent Directors to constitute a majority of the Board.

The Board performs its risk oversight function primarily through (a) its two standing committees, the Audit Committee and the Nominating and Governance Committee, which report to the entire Board and are comprised solely of Independent Directors, and (b) monitoring by the Fund's Chief Compliance Officer in accordance with the Fund's compliance policies and procedures. The Board retains the responsibility for: (1) conducting periodic reviews of the Fund's investment portfolio and investment performance, (2) approving and amending the Fund's investment guidelines, (3) approving the appointment and retention terms of the Investment Manager and the

Fund's other service providers and officers, and (4) providing risk management oversight by reviewing and monitoring the services and activities provided by the Investment Manager and other service providers and officers. In addition, the Independent Directors have designated a lead Independent Director who chairs meetings or executive sessions of the Independent Directors, represents the views of the Independent Directors to management and facilitates communication among the Independent Directors and their counsel and between management and the Independent Directors. Jeffrey Perlowitz is the lead Independent Director.

As described below in more detail under "Committees of the Board of Directors," the Audit Committee and the Nominating and Governance Committee assist the Board in fulfilling its risk oversight responsibilities. The Audit Committee's risk oversight responsibilities include overseeing the Fund's accounting and financial reporting processes, the Fund's systems of internal controls regarding finance and accounting and audits of the Fund's financial statements and discussing with management the Fund's major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Fund's risk assessment and risk management policies. The Nominating and Governance Committee's risk oversight responsibilities include selecting, researching and nominating directors for election by the Fund's stockholders, developing and recommending to the Board a set of corporate governance principles and overseeing the evaluation of the Board and its committees. The Audit Committee and the Nominating and Governance Committee consist solely of Independent Directors.

The Board performs its risk oversight responsibilities with the assistance of the Fund's Chief Compliance Officer. The Fund's Chief Compliance Officer periodically makes reports to the Board regarding the Fund's compliance program and prepares a written report annually discussing the adequacy and effectiveness of the compliance policies and procedures of the Fund and certain of the Fund's service providers. The Chief Compliance Officer's report, which is reviewed by the Board, addresses at a minimum: (a) the operation of the compliance policies and procedures of the Fund and certain of the Fund's service providers since the Chief Compliance Officer's last report; (b) any material changes to such policies and procedures since the Chief Compliance Officer's last report; (c) any recommendations for material changes to such policies and procedures as a result of the Chief Compliance Officer's annual review; and (d) any material compliance matter that has occurred since the date of the Chief Compliance Officer's last report about which the Board would reasonably need to know to oversee the Fund's compliance activities and risks. In addition, the Chief Compliance Officer meets separately in executive session with the Independent Directors at least once each year.

The Fund believes that the extent of the Board's (and its committees') role in risk oversight complements the Board's leadership structure because it allows the Fund's Independent Directors, through the two fully independent Board committees, a lead Independent Director, executive sessions with the Chief Compliance Officer and auditor and otherwise, to exercise oversight of risk without any conflict that might discourage critical review.

Committees of the Board of Directors

The Board has established an Audit Committee and a Nominating and Governance Committee. The Fund does not have a Compensation Committee because closed-end management investment companies, such as the Fund, are exempt from the requirement to have a compensation committee under the applicable New York Stock Exchange ("NYSE") rules.

Audit Committee. The members of the Audit Committee are Elaine Orr, John J. Shaw and Jeffrey Perlowitz, each of whom is an Independent Director for purposes of the 1940 Act and the NYSE's corporate governance regulations. Elaine Orr serves as chair of the Audit Committee. Elaine Orr and John J. Shaw have been determined to be Audit Committee Financial Experts for the Fund. The Audit Committee is responsible for approving the Fund's independent accountants, reviewing with the Fund's independent accountants the plans and results of the audit engagement, approving professional services provided by the Fund's independent accountants, and reviewing the independence of the Fund's independent accountants. The Audit Committee met four times during the fiscal year ended December 31, 2025. The Audit Committee's charter is available on the Fund's website at (www.arespublicfunds.com).

Nominating and Governance Committee. The members of the Nominating and Governance Committee are Elaine Orr, John J. Shaw and Jeffrey Perlowitz, each of whom is an Independent Director for purposes of the 1940 Act and the NYSE's corporate governance regulations. Jeffrey Perlowitz serves as chair of the Nominating and Governance Committee. The Nominating and Governance Committee is responsible for selecting, researching and nominating Directors for election by the Fund's stockholders, selecting nominees to fill vacancies on the Board or a committee of the Board, developing and recommending to the Board a set of corporate governance principles and overseeing the evaluation of the Board and its committees. The Nominating and Governance Committee met five times during the fiscal year ended December 31, 2025. The Nominating and Governance Committee's charter is available on the Fund's website at (www.arespublicfunds.com).

The Nominating and Governance Committee may consider recommendations for nomination of individuals for election as Directors from stockholders. Nominations made by stockholders must be delivered to or mailed (setting forth the information required by the Fund's Bylaws) and received at the Fund's principal executive offices not earlier than the 150th calendar day nor later than 5:00 p.m., Eastern Time, on the 120th calendar day prior to the first anniversary of the date on which the Fund first mailed its proxy materials for the previous year's Annual Meeting of Stockholders; provided, however, that if the date of the annual meeting has changed by more than 30 calendar days from the prior year, the nomination must be received no earlier than the 150th calendar day prior to the date of such annual meeting nor later than 5:00 p.m., Eastern Time, on the later of (a) the 120th calendar day prior to the date of such annual meeting or (b) the 10th calendar day following the day on which public announcement of such meeting date is first made.

Director Qualifications

The Nominating and Governance Committee seeks candidates who possess the background, skills and expertise to make a significant contribution to the Board, the Fund and its stockholders. In considering possible candidates for election as a Director, the Nominating and Governance Committee takes into account, in addition to such other factors as it deems relevant, the desirability of selecting Directors who:

•  are of high character and integrity;

•  are accomplished in their respective fields, with superior credentials and recognition;

•  have relevant expertise and experience upon which to be able to offer advice and guidance to  management;

•  have sufficient time available to devote to the affairs of the Fund;

•  are able to work with the other members of the Board and contribute to the success of the Fund;

•  can represent the long-term interests of the Fund's stockholders as a whole; and

•  are selected such that the Board represents a range of backgrounds and experience.

The Nominating and Governance Committee does not have a formal policy regarding the consideration of diversity in identifying Director candidates. However, the Nominating and Governance Committee may consider whether a potential nominee's professional experience, education, skills, and other individual qualities and attributes, would provide beneficial diversity of skills, experience or perspective to the Board's membership and collective attributes. Such considerations will vary based on the Board's existing membership and other factors, such as the strength of a potential nominee's overall qualifications relative to diversity considerations.

The following is a summary of the experience, qualifications, attributes and skills of each Director and Director nominee that support the conclusion that each Director and Director nominee should serve as a Director of the Fund.

The Board believes that each Director's experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Directors lead to the conclusion that the Board possesses the requisite attributes and skills. The Board believes that the Directors' ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Investment Manager, other service providers, counsel and the auditor, and to exercise effective business judgment in the performance of their duties, support this conclusion. In addition, the following specific experience, qualifications, attributes and/or skills apply to each Director. The Directors have not set a mandatory retirement age.

Each Director, except for Elaine Orr and Jeffrey Perlowitz, has served on the Board of the Fund for five or more years. Elaine Orr and Jeffrey Perlowitz were appointed to the Board of the Fund effective August 9, 2022 and May 7, 2025, respectively. David A. Sachs has substantial experience as a founding member and Partner of Ares and advising clients with respect to the credit markets. Seth J. Brufsky has substantial experience as a founding member and Partner of Ares and advising clients with respect to the credit markets. John J. Shaw has substantial experience as a senior executive of an operating company and as a business consultant. Elaine Orr has substantial experience serving as a director on pension, nonprofit and exchange traded fund boards as well as substantial experience in the asset management industry generally. Jeffrey Perlowitz has substantial experience as a managing director of an investment bank and as a director of a financial services company. References to the experience, qualifications, attributes and skills of Directors are pursuant to requirements of the U.S. Securities and Exchange Commission ("SEC"), do not constitute holding out the Board or any Director as having any special expertise, and shall not impose any greater responsibility or liability on any such person or on the Board.

Interested Directors

David A. Sachs. David A. Sachs is a Partner and Vice Chair of Ares. David A. Sachs serves as a Director and Chair of the Board of ARDC and is an interested trustee and Chair of CION Ares Diversified Credit Fund ("CADC"). David A. Sachs also serves as an interested trustee of Ares Private Markets Fund ("APMF"). Additionally, David A. Sachs serves as a member of the Ares Real Estate Global and Real Estate Debt Investment Committees and the Ares Private Equity Group's Energy Opportunities, Extended Value and Asia Investment Committees. He may from time to time serve as an officer, director or principal of other entities affiliated with Ares Management or investment funds managed by Ares and its affiliates. Prior to joining Ares in 1997, David A. Sachs was a Principal of Onyx Partners, Inc., where David A. Sachs focused on merchant banking and related capital raising activities in the private equity and mezzanine debt markets. Previously, David A. Sachs also worked with Taylor & Co., an investment manager providing investment advisory and consulting services to members of the Bass Family of Fort Worth, Texas, and Columbia Savings and Loan Association as Executive Vice President, where David A. Sachs was responsible for asset-liability management and running the investment management department. David A. Sachs serves as the Non-Executive Chairman of Terex Corporation, on the Board of Konecranes and is on the Board of Trustees and the McCormick Advisory Council at Northwestern University. David A. Sachs holds a B.S. from Northwestern University in Industrial Engineering and Management Science.

Seth J. Brufsky. Seth J. Brufsky is a Partner and Vice Chair of Ares. Seth J. Brufsky also serves as a Director, President, Chief Executive Officer and Portfolio Manager of ARDC. Additionally, Seth J. Brufsky serves as a member of the Ares Credit Group's Global Asset Allocation Committee and is a member of the Liquid Credit Investment Committee. Seth J. Brufsky previously served as the Chairman and Co-Head of the Ares Global Liquid Credit Group. He may from time to time serve as an officer, director or principal of other entities affiliated with Ares Management or investment funds managed by Ares and its affiliates. Prior to joining Ares in 1998, Seth J. Brufsky was a member of the Corporate Strategy and Research Group of Merrill Lynch & Co., where Seth J. Brufsky focused on analyzing and marketing non-investment grade securities. Previously, Seth J. Brufsky was a member of the Institutional Sales and Trading Group of the Global Fixed Income Division at Union Bank of Switzerland. Seth J. Brufsky serves on the Board of Trustees of Choate Rosemary Hall, a private, co-educational, college-preparatory boarding school, and serves on the Dean's Advisory Boards for the College of Arts and Sciences and the College of Agriculture and Life Sciences of Cornell University. Seth J. Brufsky also serves on the Board of Directors of the Luminescence Foundation, a charitable giving organization. Seth J. Brufsky holds a B.S. from Cornell University in Applied Economics and Business Management and a M.B.A., with honors, from the University of Southern California Marshall School of Business in Finance.

Independent Directors

Elaine Orr. Elaine Orr serves on various fund and pension boards. In addition to serving as an Independent Director and chair of the Audit Committee of ARDC, Elaine Orr serves as an independent trustee and chair of the Audit Committee of CADC. Elaine Orr previously served as a trustee of TCW Transform 500 ETF, TCW Transform Climate ETF and TCW Transform Supply Chain ETF from February 2021 until March 2024. Elaine Orr serves on the audit board for Pangea Legal Services, a nonprofit providing immigrants with deportation defense. From 2018 to 2019, Elaine Orr was a Senior Director of Philanthropy and Strategic Partnerships for the Robert Toigo Foundation. Previously, Elaine Orr held investment roles at Silicon Valley Community Foundation and Blackrock. Elaine Orr holds a Bachelor of Commerce and Business Administration, Finance, from the University of British Columbia and is a Chartered Financial Analyst.

Jeffrey Perlowitz. In addition to serving as an Independent Director and chair of the Nominating and Governance Committee of ARDC, Jeffrey Perlowitz serves as an independent trustee of CADC. Jeffrey Perlowitz also currently serves as an independent director at PennyMac Financial Services, Inc. since February 2019. From 1998 until Jeffrey Perlowitz's retirement in 2016, Jeffrey Perlowitz served as managing director and co-head of global securitized markets at Citigroup and predecessor entities, where Jeffrey Perlowitz was responsible for sales and trading of residential mortgage loans, commercial mortgages and consumer products. Jeffrey Perlowitz holds a B.S. in economics and accounting from The State University of New York at Albany.

John J. Shaw. John J. Shaw is an independent consultant. In addition to serving as an Independent Director of ARDC, John J. Shaw serves as an independent trustee of CADC. From 1995 to 2011, John J. Shaw was the President of the St. Louis Rams. John J. Shaw joined the St. Louis Rams organization in 1980 acting first as Vice-President Finance, Controller/Treasurer from 1980 to 1982 and acting as Executive Vice-President from 1982 to 1995. Prior to joining the St. Louis Rams, John J. Shaw worked for Arthur Anderson & Co. as a tax adviser from 1977 to 1980. Between 1985 and 2008, John J. Shaw was a member of the executive committee of the NFL Management Council and has served as a member of the NFL Finance Committee as an executive committee member of NFL Properties. John J. Shaw received his B.S. from the University of San Diego in 1973 where John J. Shaw graduated as valedictorian of his class and his Juris Doctor from New York University School of Law in 1976. John Joseph Shaw is an inactive member of the State of California Bar Association and the State of California Board of Accountancy.

Ares' Responsible Investment, Community Involvement and Human Capital Management

The Fund's Investment Manager is a subsidiary of Ares, a publicly traded, leading global alternative investment manager. Ares has adopted a Responsible Investment Program and works collaboratively with its various underwriting, asset management, legal and compliance teams to appropriately integrate relevant environmental, social and governance considerations into the investment process.

Ares strives to be a leader in its approach to giving and engagement. The Ares Charitable Foundation funds initiatives that help provide career preparation and reskilling, encourage entrepreneurship and deepen individuals' understanding of personal finance. This includes support for the design, pilot and scale up of new approaches that encourage innovation to help people achieve economic mobility as well as support local economies.

Ares has advised the Fund that it believes that its people and culture are the most critical strategic drivers of its success as a firm. Ares has also advised the Fund that it believes creating a welcoming and inclusive work environment with opportunities for growth and development is essential to attracting and retaining a high-performance team, which is in turn necessary to drive differentiated outcomes. Ares believes that its unique culture, which centers upon values of collaboration, responsibility, entrepreneurialism, self-awareness and trustworthiness, makes it a preferred place for top talent at all levels to build a long-term career within the alternative asset management industry. Ares invests heavily in its human capital efforts, including (i) talent management, (ii) diversity, equity and inclusion, (iii) employee health and wellness, (iv) workplace flexibility and (v) philanthropy. As of December 31, 2025, Ares had over 4,250 employees operating across more than 25 countries.

Officers of the Fund

The following table provides information concerning each of the officers of the Fund.

Name, Address(1) and Year of Birth	Position(s) Held with Fund	Officer Since	Principal Occupation(s) or Employment During Past Five Years
Officers
Seth J. Brufsky 1966	President, Chief Executive Officer, Director and Portfolio Manager	Since 2012

Seth J. Brufsky is a Partner and Vice Chair of Ares and a Portfolio Manager in the Ares Credit Group. Seth J. Brufsky previously served as the Chairman and Co-Head of the Ares Global Liquid Credit Group. Additionally, Seth J. Brufsky serves as a member of the Ares Credit Group's Global Asset Allocation and Liquid Credit Investment Committee. Seth J. Brufsky joined Ares in 1998.

Lisa Morgan 1976	Chief Compliance Officer	Since 2019

Lisa Morgan is a Partner and Head of Regulated Funds Compliance in the Ares Legal and Compliance Group. Lisa Morgan also serves as the Chief Compliance Officer of Ares Capital Corporation ("ARCC"), Ares Strategic Income Fund ("ASIF"), CADC, APMF and Ares Core Infrastructure Fund ("ACI"). Lisa Morgan joined Ares in 2017.

Scott Lem 1977	Chief Financial Officer Treasurer	Since 2016 Since 2024

Scott Lem is a Partner and Chief Financial Officer of the Public Credit Funds in the Ares Finance and Accounting Department. Scott Lem additionally serves as Chief Financial Officer and Treasurer of ARCC, ASIF, CADC and Ares Sports, Media and Entertainment Opportunities LP ("Ares SME Opps."). Scott Lem joined Ares in 2003.

Ian Fitzgerald 1975	General Counsel and Corporate Secretary	Since 2019

Ian Fitzgerald is a Managing Director and Deputy General Counsel (Credit) in the Ares Legal and Compliance Group. Additionally, Ian Fitzgerald serves as General Counsel, Vice President and Secretary of ARCC, General Counsel and Secretary of ASIF, General Counsel and Corporate Secretary of CADC, Vice President and Assistant Secretary of Ivy Hill Asset Management, L.P. ("IHAM") and Vice President and Assistance Secretary of Ivy Hill Asset Management GP, LLC, IHAM's General Partner. Ian Fitzgerald joined Ares in 2010.

Keith Ashton 1967	Vice President Portfolio Manager	Since 2013 2013-2025

Keith Ashton is a Partner, Portfolio Manager and Co-Head of Alternative Credit in the Ares Credit Group. Additionally, Keith Ashton serves as a member of the Ares Credit Group's Alternative Credit and Pathfinder Investment Committees and the Ares Insurance Solutions Investment Committee. Keith Ashton joined Ares in 2011.

Daniel Hayward 1985	Vice President	Since 2016

Daniel Hayward is a Partner and Portfolio Manager of U.S. Liquid Credit in the Ares Credit Group, where he is responsible for managing Ares' U.S. CLO strategies. Additionally, Daniel Hayward serves as a member of the Ares Credit Group's U.S. Liquid Credit Investment Committee. Daniel Hayward joined Ares in 2012.

Charles Arduini 1969	Vice President and Portfolio Manager	Since 2018

Charles Arduini is a Partner and Portfolio Manager in the Ares Credit Group, where Charles Arduini focuses on alternative credit, including asset-based finance investments. Additionally, Charles Arduini serves as a member of the Ares Credit Group's Alternative Credit Investment Committee. Charles Arduini joined Ares in 2011.

Name, Address(1) and Year of Birth	Position(s) Held with Fund	Officer Since	Principal Occupation(s) or Employment During Past Five Years
Samantha Milner 1978	Vice President and Portfolio Manager	Since 2018

Samantha Milner is a Partner and U.S. Liquid Credit Portfolio Manager in the Ares Credit Group, where Samantha Milner is primarily responsible for managing Ares' U.S. bank loan credit strategies. Additionally, Samantha Milner serves as a member of the Ares Credit Group's U.S. Liquid Credit Investment Committee. Samantha Milner joined Ares in 2004.

Kristofer Pritchett 1984	Vice President and Portfolio Manager	Since 2026

Kristofer Pritchett is a Partner and Portfolio Manager in the Ares Credit Group, where Kristofer Pritchett focuses on alternative credit, including asset-based finance investments. Additionally, Kristofer Pritchett serves as a member of the Ares Credit Group's Alternative Credit Investment Committee. Kristofer Pritchett joined Ares in 2011.

Kapil Singh 1971	Vice President	Since 2018

Kapil Singh is a Partner and Portfolio Manager of U.S. Liquid Credit in the Ares Credit Group, where Kapil Singh is primarily responsible for managing Ares' U.S. high yield credit strategies. Additionally, Kapil Singh serves as a member of the Ares Credit Group's U.S. Liquid Credit Investment Committee. Kapil Singh joined Ares in 2018.

Naseem Sagati Aghili 1981	Vice President and Assistant Secretary	Since 2019

Naseem Sagati Aghili is a Partner, General Counsel and Corporate Secretary of Ares. Additionally, Naseem Sagati Aghili serves on the Ares Operating Committee and Enterprise Risk Committee. In her role as General Counsel, Naseem Sagati Aghili oversees Ares' global Legal & Compliance Department. Naseem Sagati Aghili also serves as Chief Legal Officer, Vice President and Assistant Secretary of APMF and as Vice President of ASIF, ARCC, CADC and ACI. Prior to being named the firm's General Counsel in 2020, Naseem Sagati Aghili served in a variety of roles at Ares, including most recently as Co-General Counsel and General Counsel, Private Equity. Naseem Sagati Aghili joined Ares in 2009.

Paul Cho 1982	Vice President	Since 2024

Paul Cho is a Managing Director and Chief Accounting Officer in the Ares Finance and Accounting Department. Paul Cho additionally serves as Chief Accounting Officer of ARCC and ASIF, as Co-Chief Accounting Officers of Ares SME Opps. and as Vice President of CADC. Paul Cho joined Ares in 2008.

Angela Lee 1986	Vice President	Since 2024

Angela Lee is a Managing Director in the Capital Solutions Group of the Ares Finance and Accounting Department. Angela Lee additionally serves as Vice President and Assistant Treasurer of ARCC and ASIF, and as Vice President of CADC. Angela Lee joined Ares in 2010.

  (1)  The address of each officer is care of the Corporate Secretary of the Fund at 1800 Avenue of the Stars, Suite 1400, Los Angeles, California 90067.

Ownership of Securities

The following table sets forth information regarding the ownership of securities in the Fund by Directors and the nominees for Director as of April 1, 2026.

Name of Director/Nominee(1)	Dollar Range of Equity Securities in the Fund(2)
Interested Directors
David A. Sachs	Over $100,000
Seth J. Brufsky	Over $100,000

Name of Director/Nominee(1)	Dollar Range of Equity Securities in the Fund(2)
Independent Directors
Elaine Orr	None
Jeffrey Perlowitz	None
John J. Shaw	Over $100,000

  (1)  All are current Directors.

  (2)  Dollar ranges are as follows: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000 or Over $100,000.

As of April 1, 2026 the Directors and officers of the Fund as a group beneficially owned less than 1% of the Fund's outstanding shares of common stock. None of the Directors owned any shares of Preferred Stock.

As of April 1, 2026, none of the Independent Directors of the Fund or their immediate family members owned beneficially or of record any securities in the Investment Manager or its parent, Ares.

Transactions with and Remuneration of Officers and Directors

The following table sets forth the compensation paid by the Fund to the Directors during the fiscal year ended December 31, 2025. The Directors who are "interested persons," as defined in the 1940 Act, of the Fund and the Fund's officers do not receive compensation from the Fund. Under the Fund's advisory agreement, however, the Investment Manager may seek reimbursement from the Fund for the costs of certain administrative services provided to the Fund by the Investment Manager and its affiliates. The Fund currently pays each Independent Director an annual fee of $50,000. The Chair of the Nominating and Governance Committee receives an additional annual fee of $5,000. The Chair of the Audit Committee receives an additional annual fee of $10,000. The Nominating and Governance Committee Chair is Jeffrey Perlowitz and the Audit Committee Chair is Elaine Orr.

Name of Director/Nominee	Compensation From the Fund	Total Compensation From the Fund Complex	Pension or Retirement Benefits Accrued As Part of Fund Expenses
Interested Directors/Nominee
David A. Sachs	None	None	None
Seth J. Brufsky	None	None	None
Independent Directors
Elaine Orr	$60,000	$145,000	None
Jeffrey Perlowitz	$35,659	$105,659	None
John J. Shaw	$50,000	$120,000	None

Broker Non-Votes

Brokers holding Shares of the Fund in "street name" for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their Shares on Proposal 1 before the Meeting. Under the rules of the NYSE, such brokers may, for certain "routine" matters, grant discretionary authority to the proxies designated by the Board to vote if no instructions have been received from their customers and clients prior to the date specified in the brokers' request for voting instructions. Proposal 1 is a "routine" matter and, accordingly, beneficial owners who do not provide proxy instructions or who do not return a proxy card may have their Shares voted by broker-dealer firms in favor of the election of each nominee as a Director. Consequently, a properly executed proxy card or other authorization by a beneficial owner of shares that does not specify how the beneficial owner's Shares should be voted on Proposal 1 may be deemed an instruction to vote such Shares in favor of the election of each nominee as a Director.

Stockholder Approval

Election of Elaine Orr for Director requires the affirmative vote of the holders of a majority of the shares of Preferred Stock outstanding and entitled to vote thereon. Election of Jeffrey Perlowitz for Director requires the affirmative vote of the holders of a majority of the shares of Preferred Stock and Common Stock, in total, outstanding and entitled to vote thereon. If you submit a proxy and do not indicate whether your vote should be cast for or against the proposal, your shares will be voted "FOR" the election of each nominee as a Director.

THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE ELECTION OF THE NOMINEE.

GENERAL INFORMATION

Investment Adviser

Ares Capital Management II LLC (the "Investment Manager") serves as the Fund's investment adviser. The principal executive office of the Investment Manager is 1800 Avenue of the Stars, Suite 1400, Los Angeles, California 90067.

Fund Administration

State Street Bank and Trust Company ("State Street") acts as administrator to the Fund pursuant to an Administration Agreement between State Street and the Fund. The principal business address of State Street is State Street Financial Center, One Congress Building, One Congress Street, Suite 1, Boston, Massachusetts 02114-2016.

Investor Support Services

Destra Capital Investments LLC ("Destra") provides investor support services to the Fund pursuant to an Investor Support Services Agreement between Destra and the Fund. The principal business address of Destra is One North Wacker Drive, 48th Floor, Chicago, Illinois 60606.

Independent Registered Public Accounting Firm

Ernst & Young LLP ("EY") has been selected to serve as the Fund's independent registered public accounting firm for the fiscal year ending December 31, 2026. The engagement of EY as the Fund's independent registered public accounting firm was approved by the Audit Committee of the Board of Directors and ratified by the full Board of Directors of the Fund.

EY served as the Fund's independent registered public accounting firm for the fiscal years ended December 31, 2024 and 2025, auditing and reporting on the annual financial statements of the Fund and reviewing certain regulatory reports and the Fund's federal income tax returns. EY also performed other professional audit and certain allowable non-audit services, including tax services, when the Fund engaged it to do so. Set forth in the table below are the audit fees and non-audit related fees billed to the Fund by EY for professional services for the fiscal years ended December 31, 2024 and 2025.

Fiscal Year Ended December 31	Audit Fees	Audit-Related Fees*	Tax Fees**	All Other Fees***
2024	$177,600	$14,000	$31,100	$0
2025	$189,220	$14,140	$32,300	$0

  *  "Audit-Related Fees" include assurances and related services that were reasonably related to the performance of the audit or review of the Fund's financial statements and were not reported under the Audit Fees column.

  **  "Tax Fees" include the aggregate fees billed by EY for professional services related to tax compliance, tax advice and tax planning (consisting of a review of the Fund's income tax returns and tax distribution requirements).

  ***  "All Other Fees" include the aggregate fees billed for products and services provided by EY, other than the reported services.

Audit Committee Pre-approval. The Audit Committee's policy is to pre-approve all auditing and non-auditing services to be provided to the Fund by the Fund's independent registered public accounting firm; provided, however, that the pre-approval requirement with respect to the provision of non-auditing services to the Fund by the Fund's independent registered public accounting firm may be waived by the Audit Committee under certain circumstances. For the fiscal years ended December 31, 2024 and 2025, the Fund's Audit Committee did not waive the pre-approval requirement of any non-audit services to be provided to the Fund by EY. All of the audit, audit-related, tax and other services described above for which EY billed the Fund fees for the fiscal years ended December 31, 2024 and 2025 were pre-approved by the Audit Committee.

For the fiscal years ended December 31, 2024 and 2025, aggregate non-audit fees billed by EY for services rendered to the Fund were $0 and $0, respectively.

For the fiscal years ended December 31, 2024 and 2025, aggregate non-audit fees billed by EY for services rendered to the Investment Manager and any entity controlling, controlled by or under common control with the Investment Manager that provides ongoing services to the Fund ("Affiliated Service Providers") were $0 and $0, respectively.

EY notified the Audit Committee of all non-audit services that were rendered by EY to the Affiliated Service Providers of the Fund that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, allowing the Audit Committee to consider whether such services were compatible with maintaining EY's independence.

The Fund expects that a representative of EY will be present at the Meeting, will have an opportunity to make a statement if he or she so chooses and will be available to answer questions.

Audit Committee Report

The Audit Committee has reviewed and discussed the Fund's audited financial statements for the fiscal year ended December 31, 2025 with management of the Fund and with EY, and has discussed with EY the matters required to be discussed by applicable requirements of the Public Company Accounting Oversight Board and the SEC. The Audit Committee has received the written disclosures and the letter on auditor independence from EY required by Independence Standards Board No. 1 (Independence Standards Board No. 1, Independence Discussion with Audit Committees), as may be modified or supplemented, and has discussed with EY its independence. Based on the Audit Committee's review and discussions referred to in the two preceding sentences, the Audit Committee recommended to the Board that the audited financial statements of the Fund for the fiscal year ended December 31, 2025 be included in its annual report to stockholders and that the Fund's annual report be filed with the SEC.

Elaine Orr—Audit Committee Chair

Jeffrey Perlowitz—Audit Committee Member

John J. Shaw—Audit Committee Member

Security Ownership of Certain Beneficial Owners

Set forth below is information with respect to persons or organizations that are known to the Fund to be beneficial owners of more than 5% of the Fund's outstanding Shares as of April 1, 2026. There were no persons or organizations known to the Fund to be beneficial owners of more than 5% of the Fund's outstanding Common Stock as of April 1, 2026. This information is based on the Fund's records and publicly available information such as Schedule 13D, Schedule 13G and Form 13F disclosures filed with the SEC.

Name and Address	Shares of Preferred Stock Held	Percentage of Preferred Stock Held
Thrivent Financial for Lutherans 901 Marquette Avenue, Suite 25 Minneapolis, Minnesota 55402	760,000	19.00%
Athene Annuity and Life Company 7700 Mills Civic Parkway West Des Moines, Iowa 50266	760,000	19.00	%(a)
Sun Life Assurance Company of Canada Sun Life Financial Inc. One York Street Toronto, Ontario Canada M5J OB6	560,000	14.00	%(b)
Principal Life Insurance Company 711 High Street Des Moines, Iowa 50392	360,000	9.00	%(c)
Voya Retirement Insurance and Annuity Company 5780 Powers Ferry Road, NW Suite 300 Atlanta, Georgia 30327	288,000	7.20%

Name and Address	Shares of Preferred Stock Held	Percentage of Preferred Stock Held
The Guardian Life Insurance Company of America 10 Hudson Yards New York, New York 10001	280,000	7.00	%(d)
Minnesota Life Insurance Company Attn: Securian Asset Management, Inc. 400 Robert Street North St. Paul, Minnesota 55101-2098	223,000	5.58	%(e)
Arch Reinsurance Ltd. Waterloo House 100 Pitts Bay Road Pembroke HM 08 Bermuda	200,000	5.00%

  (a)  Athene Annuity and Life Company ("AAIA"), Apollo Insurance Solutions Group LP, AISG GP Ltd., Apollo Life Asset, L.P., Apollo Life Asset GP, LLC, Apollo Capital Management, L.P., Apollo Capital Management GP, LLC, Apollo Management Holdings, L.P. and Apollo Management Holdings GP, LLC(together, the "Athene Reporting Persons") filed their amended Schedule 13G jointly with the SEC on February 14, 2025 and beneficially owned shares of the Fund in the aggregate amount of 760,000, or 19.00% of the Fund's outstanding Mandatory Redeemable Preferred Stock. AAIA owned 360,000 shares of Series A Mandatory Redeemable Preferred Stock ("Series A Preferred Stock") of the Fund with shared voting power and 360,000 shares of Series A Preferred Stock with shared dispositive power, 160,000 shares of Series B Mandatory Redeemable Preferred Stock ("Series B Preferred Stock") of the Fund with shared voting power and 160,000 shares of Series B Preferred Stock with shared dispositive power, and 240,000 shares of Series C Mandatory Redeemable Preferred Stock ("Series C Preferred Stock") of the Fund with shared voting power and 240,000 shares of Series C Preferred Stock with shared dispositive power. Each other Athene Reporting Person disclaims beneficial ownership of the Mandatory Redeemable Preferred Stock held by AAIA.

  (b)  Sun Life Assurance Company of Canada and Sun Life Financial Inc. filed their amended Schedule 13G jointly with the SEC on February 14, 2022 and beneficially owned shares of the Fund in the aggregate amount of 560,000, or 14.00% of the Fund's outstanding Mandatory Redeemable Preferred Stock. Sun Life Assurance Company of Canada owned 240,000 shares of Series A Preferred Stock of the Fund with sole voting power and 240,000 shares of Series A Preferred Stock of the Fund with sole dispositive power. Sun Life Assurance Company of Canada owned 320,000 shares of Series C Preferred Stock of the Fund with sole voting power and 320,000 shares of Series C Preferred Stock of the Fund with sole dispositive power. Sun Life Financial Inc. owned 240,000 shares of Series A Preferred Stock of the Fund with shared voting power and 240,000 shares of Series A Preferred Stock of the Fund with shared dispositive power. Sun Life Financial Inc. owned 320,000 shares of Series C Preferred Stock of the Fund with shared voting power and 320,000 shares of Series C Preferred Stock of the Fund with shared dispositive power.

  (c)  Principal Life Insurance Company filed its Schedule 13G with the SEC on June 16, 2023 and beneficially owned shares of the Fund in the aggregate amount of 360,000, or 9.00% of the Fund's outstanding Mandatory Redeemable Preferred Stock. Principal Life Insurance Company owned an aggregate amount of 360,000 shares of Series A Preferred Stock and Series B Preferred Stock with shared voting power and an aggregate amount of 360,000 shares of Series A Preferred Stock and Series B Preferred Stock with shared dispositive power.

  (d)  The Guardian Life Insurance Company of America and HPS Investment Partners, LLC filed their amended Schedule 13G jointly with the SEC on November 14, 2024 and beneficially owned shares of the Fund in the aggregate amount of 280,000, or 7.00% of the Fund's outstanding Mandatory Redeemable Preferred Stock. The Guardian Life Insurance Company of America owned 280,000 shares of Series C Preferred Stock of the Fund with shared voting power and 280,000 shares of Series C Preferred Stock of the Fund with shared dispositive power. HPS Investment Partners, LLC owned 280,000 shares of Series C Preferred Stock of the Fund with shared voting power and 280,000 shares of Series C Preferred Stock of the Fund with shared dispositive power.

  (e)  Minnesota Life Insurance Company filed its Schedule 13G with the SEC on February 14, 2022 and beneficially owned shares of the Fund in the aggregate amount of 223,000, or 5.58% of the Fund's outstanding Mandatory Redeemable Preferred Stock. Minnesota Life Insurance Company owned 223,000 shares of Series B Preferred Stock of the Fund with sole voting power and 223,000 shares of Series B Preferred Stock of the Fund with sole dispositive power.

Miscellaneous

Proxies will be solicited by mail and may be solicited in person or by telephone or facsimile or other electronic means, by officers of the Fund or personnel of the Investment Manager. The Fund has retained D.F. King & Co., Inc. to assist in the proxy solicitation. The expenses connected with the solicitation of these proxies and with any further proxies which may be solicited by the Fund's officers or agents in person, by telephone or by facsimile or other electronic means will be borne by the Fund. The Fund will pay a fee of $6,000 to D.F. King & Co., Inc. If requested, the Fund will reimburse banks, brokers, and other persons holding the Fund's Shares registered in their names or in the names of their nominees for their expenses incurred in sending proxy materials to and obtaining proxies from the beneficial owners of such Shares.

In the event that sufficient votes in favor of the proposals set forth in the Notice of this Meeting are not received by June 4, 2026, the persons named as attorneys in the enclosed proxy may propose one or more adjournments of the Meeting to permit further solicitation of proxies. The chair of the Meeting may, in David A. Sachs' discretion and without any action by the stockholders of the Fund, take action to recess or adjourn the Meeting to a later date and time at a place announced at the Meeting. The costs of any such additional solicitation and of any adjourned session will be borne by the Fund.

No business other than as set forth herein is expected to come before the Meeting, but should any other matter requiring a vote of stockholders arise, the persons named in the enclosed proxy will vote thereon according to their discretion.

Stockholders who want to communicate with the Board or any individual Director should write the Fund, c/o Ares Capital Management II LLC, 1800 Avenue of the Stars, Suite 1400, Los Angeles, California 90067. Stockholders may communicate with the Board or any individual Director electronically by sending an e-mail to AresCEFDirectors@aresmgmt.com. Correspondence should be addressed to the Board or the Director(s) with whom you wish to communicate.

Stockholder Proposals for the 2027 Annual Meeting

In order to submit a stockholder proposal to be considered for inclusion in the Fund's proxy statement for the Fund's 2026 Annual Meeting of Stockholders, stockholder proposals must be received by the Fund (addressed to Ares Capital Management II LLC, 1800 Avenue of the Stars, Suite 1400, Los Angeles, California 90067) not later than December 7, 2026. Rule 14a-8 ("Rule 14a-8") under the Securities Exchange Act of 1934, as amended (the "1934 Act") specifies a number of procedural and eligibility requirements to be satisfied by a stockholder submitting a proposal for inclusion in the Fund's proxy materials pursuant to this Rule. Any stockholder contemplating submissions of such a proposal is referred to Rule 14a-8.

The Fund's Bylaws require stockholders that wish to nominate Directors or make proposals to be voted on at the Fund's Annual Meeting of Stockholders (and which are not proposed to be included in the Fund's proxy materials pursuant to Rule 14a-8 under the 1934 Act) to provide timely notice of the nomination or proposal in writing. Any stockholder who desires to bring a proposal at the Fund's 2027 Annual Meeting of Stockholders without including such proposal in the Fund's proxy statement in accordance with Rule 14a-8 must deliver written notice thereof to the Secretary of the Fund (addressed to Ares Capital Management II LLC, 1800 Avenue of the Stars, Suite 1400, Los Angeles, California 90067). To be considered timely for the 2027 Annual Meeting, any such notice must be delivered to the Secretary of the Fund at the principal executive offices of the Fund at the address set forth on the first page of this Proxy Statement no earlier than November 7, 2026 and no later than 5:00 p.m. Eastern Time on December 7, 2026; provided, however, that if the 2027 Annual Meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year's annual meeting, such notice must be delivered to the Fund not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m., Eastern Time, on the later of the 120th day prior to the date of such annual meeting, as originally convened, or the tenth day following the date on which public announcement of the date of the 2027 Annual Meeting of Stockholders was first made. Any such notice by a stockholder shall set forth the information required by the Fund's Bylaws with respect to each nomination or matter the stockholder proposes to bring before the 2027 Annual Meeting of Stockholders.

Householding of Proxy Materials

In a further effort to reduce printing costs, postage fees and the impact on the environment, we have adopted a practice approved by the SEC called "householding." Under this practice, stockholders who have the same address and last name and do not participate in electronic delivery of proxy materials will receive only one copy of our proxy materials, unless any of these stockholders notifies us that he or she wishes to continue receiving individual copies. Stockholders who participate in householding will continue to receive separate proxy cards.

If you share an address with another stockholder and received only one set of proxy materials, but would like to request a separate copy of these materials, please contact D.F. King & Co., Inc. by calling (800) 431-9633, or by sending an e-mail to ares@dfking.com or by writing to D.F. King & Co., Inc., 28 Liberty Street, 53rd Floor, New York, New York 10005. Similarly, you may also contact D.F. King & Co., Inc. if you received multiple copies of the proxy materials and would prefer to receive a single copy in the future.

Voting Results

Stockholders of the Fund will be informed of the voting results of the Meeting in the Fund's next report to stockholders.

IT IS IMPORTANT THAT YOUR PROXY CARD BE COMPLETED PROMPTLY. EVEN IF YOU EXPECT TO PARTICIPATE IN THE MEETING VIRTUALLY, YOU ARE REQUESTED TO COMPLETE, SIGN AND DATE THE PROXY CARD AS SOON AS POSSIBLE.

April 6, 2026

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) DateTO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. V91530-P50025 1. To consider and vote upon the election of one Class I director, to serve for a term expiring on the date on which the Annual Meeting of Stockholders is held in 2029 and until his successor is duly elected and qualifies. 2. To transact such other business as may properly come before the Meeting or any postponements or adjournments thereof. ! ! ARES DYNAMIC CREDIT ALLOCATION FUND, INC. ARES DYNAMIC CREDIT ALLOCATION FUND, INC. 1800 AVENUE OF THE STARS, SUITE 1400 LOS ANGELES, CALIFORNIA 90067 Nominee: The votes entitled to be cast by the undersigned will be cast in accordance with the specifications made above. If this Proxy is properly executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast FOR the election of the nominee for Director named above. The votes entitled to be cast by the undersigned will be cast in the discretion of the Proxy holder on any other matter that may properly come before the meeting or any adjournment or postponement thereof. 1a. Jeffrey Perlowitz IF THE SHARES ARE HELD JOINTLY, EACH OF YOU SHOULD SIGN. *IF YOU ARE AN EXECUTOR, ADMINISTRATOR, TRUSTEE, CORPORATE OFFICER, ETC., YOU SHOULD INDICATE THE CAPACITY IN WHICH YOU ARE SIGNING. PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD USING THE ENCLOSED ENVELOPE. Election of Director: The Board of Directors of the Fund RECOMMENDS A VOTE "FOR" THE NOMINEE LISTED BELOW IN PROPOSAL 1. For Withhold SCAN TO VIEW MATERIALS & VOTEw AUTHORIZE YOUR PROXY BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/ARDC2026 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. AUTHORIZE YOUR PROXY BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. AUTHORIZE YOUR PROXY BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

V91531-P50025 Continued and to be signed on reverse side Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Proxy Statement and Annual Report are available at www.arespublicfunds.com. ANNUAL MEETING OF STOCKHOLDERS of: Ares Dynamic Credit Allocation Fund, Inc. to be held on June 4, 2026 This proxy is solicited on behalf of the Board of Directors The undersigned stockholder of the Fund hereby acknowledges receipt of the Fund’s proxy materials dated April 6, 2026 and the Notice of the Annual Meeting of Stockholders of the Fund, the terms of each of which are incorporated herein by reference. The undersigned hereby appoints Ian Fitzgerald and Scott Lem, or either of them, as attorneys, agents and proxies, each with full power of substitution and revocation, and hereby authorizes each of them to attend the Annual Meeting of Stockholders of the Fund scheduled to be held on June 4, 2026, at 10:00 a.m., Pacific Time, including any adjournments or postponements thereof and at any meeting called in lieu thereof (the "Annual Meeting"), to cast on behalf of the undersigned as directed on the reverse side all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned at the Annual Meeting with all powers possessed by the undersigned if personally present at the Annual Meeting. The undersigned hereby revokes any other proxy or proxies heretofore given with respect to the Annual Meeting and hereby ratifies and confirms all action the herein named attorneys, agents and proxies, their substitutes, or any of them may lawfully take by virtue hereof. If this proxy is properly executed, the votes entitled to be cast by the undersigned will be cast as directed on the reverse side. If this proxy is properly executed but no direction is made, the votes entitled to be cast by the undersigned will be cast FOR the election of the nominee as Director. The votes entitled to be cast by the undersigned will be cast in the discretion of the herein named attorneys, agents and proxies or their substitutes with respect to any other matters as may properly come before the Annual Meeting. This Proxy will be valid until the sooner of one year from the date indicated on the reverse side and the completion of the Annual Meeting. IMPORTANT: PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY! SEE REVERSE SIDE SEE REVERSE SIDE

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. V91532-Z92276 1. To consider and vote upon the election of the Class I directors, to serve for a term expiring on the date on which the Annual Meeting of Stockholders is held in 2029 and until his or her successor is duly elected and qualifies. 2. To transact such other business as may properly come before the Meeting or any postponements or adjournments thereof. 1a. Elaine Orr 1b. Jeffrey Perlowitz ! ! ARES DYNAMIC CREDIT ALLOCATION FUND, INC. ARES DYNAMIC CREDIT ALLOCATION FUND, INC. 1800 AVENUE OF THE STARS, SUITE 1400 LOS ANGELES, CALIFORNIA 90067 Nominees: The votes entitled to be cast by the undersigned will be cast in accordance with the specifications made above. If this Proxy is properly executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast FOR the election of the nominees for Director named above. The votes entitled to be cast by the undersigned will be cast in the discretion of the Proxy holder on any other matter that may properly come before the meeting or any adjournment or postponement thereof. IF THE SHARES ARE HELD JOINTLY, EACH OF YOU SHOULD SIGN. *IF YOU ARE AN EXECUTOR, ADMINISTRATOR, TRUSTEE, CORPORATE OFFICER, ETC., YOU SHOULD INDICATE THE CAPACITY IN WHICH YOU ARE SIGNING. PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD USING THE ENCLOSED ENVELOPE. Election of Director: The Board of Directors of the Fund RECOMMENDS A VOTE "FOR" THE NOMINEES LISTED BELOW IN PROPOSAL 1. Preferred Shares For Withhold ! ! SCAN TO VIEW MATERIALS & VOTEw AUTHORIZE YOUR PROXY BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/ARDC2026 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. AUTHORIZE YOUR PROXY BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. AUTHORIZE YOUR PROXY BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

V91533-Z92276 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Proxy Statement and Annual Report are available at www.arespublicfunds.com. ANNUAL MEETING OF STOCKHOLDERS of: Ares Dynamic Credit Allocation Fund, Inc. to be held on June 4, 2026 This proxy is solicited on behalf of the Board of Directors The undersigned stockholder of the Fund hereby acknowledges receipt of the Fund’s proxy materials dated April 6, 2026 and the Notice of the Annual Meeting of Stockholders of the Fund, the terms of each of which are incorporated herein by reference. The undersigned hereby appoints Ian Fitzgerald and Scott Lem, or either of them, as attorneys, agents and proxies, each with full power of substitution and revocation, and hereby authorizes each of them to attend the Annual Meeting of Stockholders of the Fund scheduled to be held on June 4, 2026, at 10:00 a.m., Pacific Time, including any adjournments or postponements thereof and at any meeting called in lieu thereof (the "Annual Meeting"), to cast on behalf of the undersigned as directed on the reverse side all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned at the Annual Meeting with all powers possessed by the undersigned if personally present at the Annual Meeting. The undersigned hereby revokes any other proxy or proxies heretofore given with respect to the Annual Meeting and hereby ratifies and confirms all action the herein named attorneys, agents and proxies, their substitutes, or any of them may lawfully take by virtue hereof. If this proxy is properly executed, the votes entitled to be cast by the undersigned will be cast as directed on the reverse side. If this proxy is properly executed but no direction is made, the votes entitled to be cast by the undersigned will be cast FOR the election of the nominees as Director. The votes entitled to be cast by the undersigned will be cast in the discretion of the herein named attorneys, agents and proxies or their substitutes with respect to any other matters as may properly come before the Annual Meeting. This Proxy will be valid until the sooner of one year from the date indicated on the reverse side and the completion of the Annual Meeting. IMPORTANT: PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY! CONTINUED AND TO BE SIGNED ON REVERSE SIDE SEE REVERSE SIDE SEE REVERSE SIDE